COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.
The Company's research and development efforts have been partially financed through royalty-bearing programs sponsored by the Israel Innovation Authority ("IIA"). In return for the IIA's participation, the Company is committed to pay royalties at a rate ranging from 3% to 5% of sales of the products whose research was supported by grants received from the IIA, up to 100% of the amount of such participation received linked to the U.S. dollar. The obligation to pay these royalties is contingent on actual sales of the products  and in the absence of such sales, no payment is required. As of June 30, 2019, the Company received total grants from the IIA in the amount of $5,543.

The total amount of royalties charged to operations for the period ended June 30, 2019 and 2018 was approximately $0 and $44, respectively. As of June 30, 2019, the Company's contingent liability for royalties, net of royalties paid or accrued, totaled approximately $347.

b.
The Company provides bank guarantees to some of its customers and others in the ordinary course of business. The guarantees which are provided to customers are to secure advances received at the commencement of a project or to secure performance of operational milestones. The total amount of bank guarantees provided to customers and others as of June 30, 2019, is approximately $380.